Filed with the Securities and Exchange Commission on February 22, 2021
Securities Act of 1933 File No. 033-70958
Investment Company Act of 1940 File No. 811-08104

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 124

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 126

(Check appropriate box or boxes.)

TOUCHSTONE FUNDS GROUP TRUST
(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 638-8194

E. Blake Moore, Jr., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

With copies to:

Clair E. Pagnano, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111-2950

Ndenisarya M. Bregasi, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective
(check appropriate box)
☒ immediately upon filing pursuant to paragraph (b)
☐ on [date] pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)
☐ on February 22, 2021 pursuant to paragraph (a)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

February 22, 2021
Prospectus

Touchstone Funds Group Trust

Class R6
Touchstone Mid Cap Fund	TMPRX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TOUCHSTONE MID CAP FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Mid Cap Fund (the “Fund”) seeks long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class R6 shares of the Fund.  More information is available from your financial professional and in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 12 and 33, respectively. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the "Example" below.

Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None
Wire Redemption Fee	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%
Distribution and/or Shareholder Service (12b-1) Fees	None
Other Expenses(1)	0.18%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses(1)	0.88%
Fee Waiver and/or Expense Reimbursement(2)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.80%
(1)Other Expenses are estimated based on fees and expenses incurred by Institutional Class shares of the Fund and expenses of similar Touchstone Funds. Class R6 shares commenced operations on February 22, 2021. Institutional Class shares of the Fund are offered in a separate prospectus.
(2)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.79% of average daily net assets for Class R6 shares. This contractual expense limitation is effective through February 28, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class R6
1 Year	$82
3 Years	$273
5 Years	$480
10 Years	$1,077

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization found within the range of market capitalizations represented in the Russell Midcap® Index (between $585 million to $59.7 billion as of December 31, 2020) at the time of purchase.  The size of the companies in the Russell Midcap® Index will change with market conditions.

The Fund’s sub-advisor, London Company of Virginia doing business as The London Company (“The London Company”), seeks to purchase financially stable mid-cap companies that The London Company believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective market prices.  Guiding principles of The London Company’s mid-cap philosophy include (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet optimization, (3) optimal diversification is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will typically hold securities of approximately 30 to 40 companies.  The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. The London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.
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Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in Class R6 shares of the Fund by showing changes in the Fund’s Class A shares' performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for Class A, Class C, Class Y, Class Z and Institutional Class shares for one year, five years, and ten years compare with the Russell Midcap® Index. The bar chart does not reflect any sales charges, which, if reflected, would reduce the returns shown. The performance table reflects any applicable sales charges.

Class R6 shares commenced operations on February 22, 2021 and do not have a full calendar year of performance. Class A, Class C, Class Y, Class Z and Institutional Class shares are offered in a separate prospectus. Class R6 shares would have had substantially similar annual returns to Class A, Class C, Class Y, Class Z and Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the share classes do not have the same shareholder fees and operating expenses. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Mid Cap Fund - Class A Total Return as of December 31

Best Quarter: Second Quarter 2020 17.65%	Worst Quarter: First Quarter 2020 (22.42)%

After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account ("IRA"), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares' after-tax returns.

The inception date of Institutional Class shares was January 27, 2012. Institutional Class shares' performance was calculated using the historical performance of Class Y shares for the periods prior to January 27, 2012. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Institutional Class shares.

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Average Annual Total Returns*
For the periods ended December 31, 2020

	1 Year	5 Years	10 Years
Touchstone Mid Cap Fund — Class A
Return Before Taxes	6.67%	13.97%	12.51%
Return After Taxes on Distributions	6.15%	13.43%	12.21%
Return After Taxes on Distributions and Sale of Fund Shares	4.24%	11.13%	10.44%
Touchstone Mid Cap Fund — Class C
Return Before Taxes	10.46%	14.46%	12.51%
Touchstone Mid Cap Fund — Class Y
Return Before Taxes	12.57%	15.61%	13.47%
Touchstone Mid Cap Fund — Class Z
Return Before Taxes	12.30%	15.32%	13.18%
Touchstone Mid Cap Fund — Institutional Class
Return Before Taxes	12.67%	15.70%	13.54%
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	17.10%	13.40%	12.41%
*Returns are not presented for Class R6 shares, which commenced operations on February 22, 2021. Performance information for Class R6 shares will be shown when those shares have a full calendar year of operations.  An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc. serves as the Fund's investment advisor.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
London Company of Virginia d/b/a/ The London Company	Stephen Goddard, CFA	Since December 2011	Founder, CIO and Co-Lead Portfolio Manager
	Jonathan Moody, CFA	Since December 2011	Principal and Portfolio Manager
	J. Brian Campbell, CFA	Since December 2011	Principal and Co-Lead Portfolio Manager
	Mark E. DeVaul, CFA, CPA	Since December 2011	Principal and Portfolio Manager
	Sam Hutchings, CFA	Since December 2015	Principal and Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class R6
	Initial Investment	Additional Investment
Regular Account	$50,000	$50

Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum.  Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling
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1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This prospectus applies to Class R6 shares of the Touchstone Mid Cap Fund (the “Fund”).

How Does the Fund Implement its Investment Goal?
The investment objective(s) and principal investment strategies of the Fund are described in the "Principal Investment Strategies" section above.

The Fund’s sub-advisor, London Company of Virginia d/b/a/ The London Company (“The London Company”), utilizes a bottom-up approach in the security selection process.  The firm screens the mid-cap universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield.  The portfolio management team seeks companies that are trading at a 30-40% discount to estimated intrinsic value.  The London Company looks at a company’s corporate governance structure and management incentives to try to ascertain whether management’s interests are aligned with shareholders’ interests.  The London Company seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.  Securities are ultimately added to the Fund when The London Company determines that the risk/reward profile of the security has made it attractive to warrant purchase. The London Company generally sells a security when it becomes overvalued and has reached The London Company’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

Can the Fund Depart From its Principal Investment Strategies?

The Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the "Board") without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal circumstances.  During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals.  This defensive investing may increase the Fund’s taxable income, and when the Fund is invested defensively, it may not achieve its investment goal.  The Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that the Fund will achieve its investment goal.

Portfolio Composition

80% Investment Policy. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Change in Market Capitalization. The Fund has specified in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change in market capitalization could affect the Fund’s flexibility in making new investments.

Does the Fund Have Other Investment Strategies in Addition to its Principal Investment Strategies?

General. In addition to the investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Fund’s Statement of Additional Information (“SAI”).

Other Investment Companies.  The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.
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Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

ReFlow Liquidity Program. The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. In the event the Fund uses the ReFlow service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

What are the Principal Risks of Investing in the Fund?

The following is a list of principal risks that may apply to your investment in the Fund.  Further information about investment risks is available in the Fund’s SAI:

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

•Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Management Risk:  In managing the Fund’s portfolio, the Advisor may engage one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the sector of focus will affect other securities in that sector of focus in the same manner, thereby increasing the risk of such investments.

Economic and Market Events Risk: Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize
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economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Fund.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

An epidemic outbreak and governments’ reactions to such an outbreak could cause uncertainty in the markets and may adversely affect the performance of the global economy. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ("COVID-19"). This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund's investments, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In late December 2020, the government passed a second stimulus package of approximately $900 billion, providing further resources to small businesses and individuals that have been adversely impacted by the COVID-19 pandemic. The Trump administration, as well as President-elect Joe Biden have signaled intentions to support additional legislation in response to COVID-19 in the coming months. In addition, in mid-March 2020 the U.S. Federal Reserve (“Fed”) cut interest rates to historically low levels and has announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.

Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Where Can I Find Information About the Fund’s Portfolio Holdings Disclosure Policies?
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A description of the Fund’s policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund’s website at TouchstoneInvestments.com.

THE FUND’S MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. ("Touchstone Advisors")
303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2020, Touchstone Advisors had approximately $25.9 billion in assets under management. As the Fund’s investment advisor, Touchstone Advisors reviews, supervises, and administers the Fund’s investment programs and also ensures compliance with the Fund’s investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•Level of knowledge and skill;
•Performance as compared to its peers or benchmark;
•Consistency of performance over 5 years or more;
•Level of compliance with investment rules and strategies;
•Employees, facilities and financial strength; and
•Quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits Touchstone Funds Group Trust (the “Trust”) or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its sub-advisor.

Two or more sub-advisors may manage the Fund, from time to time, with each managing a portion of the Fund’s assets.  If the Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by the Fund, net of any advisory fee waivers and/or expense reimbursements, for the fiscal year ended September 30, 2020. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Net Annual Fee Rate as a % of Average Daily Net Assets
Mid Cap Fund	0.67%

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board's approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s March 31, 2021 semi-annual report.

Additional Information
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The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds' investment advisor, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any such individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and its shareholders, or give rise to any contract or other rights in any such individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisor and Portfolio Managers

Listed below is the sub-advisor and its portfolio managers that have responsibility for the day-to-day management of the Fund. A brief biographical description of each portfolio manager is also provided. The SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure, and information regarding other accounts that they manage.

London Company of Virginia d/b/a The London Company (“The London Company”), located at 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-advisor to the Fund. As sub-advisor, The London Company makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. The London Company was founded in 1994 and is majority employee owned. Stephen Goddard may be deemed to be a control person of The London Company through his ownership in TLC Holdings LLC, which owns a majority of The London Company. As of September 30, 2020, The London Company had approximately $12.3 billion in assets under management.

Stephen Goddard, CFA, Founder, CIO and Co-Lead Portfolio Manager, founded The London Company in 1994 and is jointly and primarily responsible for the management of the Funds. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 30 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002 and is jointly and primarily responsible for the management of the Funds. Previously, he founded Primary Research Group. He has over 25 years of investment experience.

J. Brian Campbell, CFA, Principal and Co-Lead Portfolio Manager, joined The London Company in 2010 and is jointly and primarily responsible for the management of the Funds. Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management. He has over 15 years of investment experience.

Mark E. DeVaul, CFA, CPA, Principal and Portfolio Manager, joined The London Company in 2011 and is jointly and primarily responsible for the management of the Funds. Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments.  He has over 20 years of investment experience.

Sam Hutchings, CFA, Principal and Portfolio Manager, joined The London Company in 2015 and is jointly and primarily responsible for the management of the Fund. Previously, he held positions as a Senior Consultant at FactSet Research, and as a Research Associate at Eaton Vance. He has over 9 years of investment experience.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase. This prospectus relates to Class R6 shares of the Fund. Class A, Class C, Class Y, Class Z and Institutional Class shares of the Fund are offered in a separate prospectus.

Class R6 Shares
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No dealer compensation is paid from the sale of Class R6 shares of the Fund. Class R6 shares of the Fund are sold at NAV and do not pay a sales charge, Rule 12b-1 fee, impose a contingent deferred sales charge ("CDSC"), or make payments to financial intermediaries/broker-dealers for assisting Touchstone Securities, Inc. (the Fund's distributor) in promoting the sales of the Fund's shares. In addition, neither the Fund nor its affiliates make any type of administrative, service, relationship, or revenue sharing payments in connection with Class R6 shares.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

Subject to the restrictions on new accounts described in the section of this prospectus entitled “Buying and Selling Fund Shares,” you may purchase shares of the Fund directly from Touchstone Securities, Inc. or through your financial intermediary.

In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone Securities, your financial advisor or other financial intermediary, or by visiting TouchstoneInvestments.com.  You may purchase shares in the Fund on a day when the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone Securities may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. Eastern time ), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Fund

By mail or through your financial advisor

•Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.
•Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
•Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
•You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

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•You may open an account by purchasing shares by wire or ACH transfer.  Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.
•Touchstone Securities will not process wire or ACH purchases until it receives a completed investment application.
•There is no charge imposed by the Fund to make a wire or ACH purchase.  Your bank, financial intermediary or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.

Through your financial intermediary

•You may invest in certain share classes by establishing an account through financial intermediaries that have appropriate selling agreements with Touchstone Securities.
•Your financial intermediary will act as the shareholder of record of your shares.
•Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
•Financial intermediaries may designate intermediaries to accept purchase and sales orders on the Fund’s behalf.
•Your financial intermediaries may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates.
•Before investing in the Fund through your financial intermediary, you should read any materials provided by your financial intermediary together with this prospectus.

By exchange. Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•Class R6 shares may be exchanged into Class R6 shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
•Class R6 shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class R6 shares for Institutional Class shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary.
•Please see the Fund's SAI for more information under “Choosing a Class of Shares.”

Before making an exchange of your Fund shares, you should carefully review the disclosure provided in the prospectus relating to the Fund into which you are exchanging. Touchstone Funds that are closed to new investors may not accept exchanges. You do not have to pay any exchange fee for your exchange, but if you exchange from a Fund with a lower load schedule to a Fund with a higher load schedule you may be charged the load differential.

You may realize a taxable gain if you exchange shares of the Fund for shares of another Fund.  See “Distributions and Taxes — Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

Through retirement plans. You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•Traditional IRAs
•SIMPLE IRAs
•Spousal IRAs
•Roth IRAs
•Education IRAs
•SEP IRAs

Employer Sponsored Retirement Plans

•Defined benefit plans
•Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)
•457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial intermediary.

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Through a processing organization. You may also purchase shares of the Fund through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased through an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities.  The Authorized Processing Organization may:

•Charge a fee for its services
•Act as the shareholder of record of the shares
•Set different minimum initial and additional investment requirements
•Impose other charges and restrictions
•Designate intermediaries to accept purchase and sales orders on the Fund’s behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates. It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

Purchase orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s public offering price (NAV plus any applicable sales charge). Purchase orders received after the close of the regular session of trading on the NYSE are processed at the public offering price determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•Complete the investment form provided with a recent account statement.
•Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Funds.
•Write your account number on the check.
•Either mail the check with the investment form to (1) Touchstone Securities; or (2) to your financial intermediary at the address printed on your account statement. Your financial advisor or financial intermediary is responsible for forwarding payment promptly to Touchstone Securities.
•If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through Touchstone Securities - By telephone or Internet

•You can exchange your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.
•You may also exchange your shares online via the Touchstone Funds’ website TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000.
•In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:
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•Requiring personal identification.
•Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
•Mailing checks only to the account address shown on Touchstone Securities’ records.
•Directing wires only to the bank account shown on Touchstone Securities’ records.
•Providing written confirmation for transactions requested by telephone.
•Digitally recording instructions received by telephone.

By wire or ACH

•Contact your bank and ask it to wire or ACH funds to Touchstone Securities.  Specify your name and account number when remitting the funds.
•Your bank may charge a fee for handling wire transfers.  ACH transactions take 2-3 business days but can be transferred from most banks without a fee.
•If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at TouchstoneInvestments.com.
•Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading.
•Contact Touchstone Securities or your financial intermediary for further instructions.

By exchange

•You may add to your account by exchanging shares from another Touchstone Fund.
•For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.
•Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction.  Shareholders should consult with their particular tax advisor regarding their personal tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial intermediary or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25; lesser amounts will be automatically reinvested in the Fund. Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash for a non–retirement account and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date. In addition, any undeliverable checks from non-retirement accounts will be deposited into an account for potential escheatment to your state of residence. Checks from open non-retirement accounts that are not cashed for
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six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. Otherwise, no action will be taken regarding undeliverable or uncashed checks.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

If you elect to receive your redemption proceeds from a non–retirement account in cash, the payment is not cashed for six months and the account remains open, the redemption check will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. Otherwise, no action will be taken.

Through Touchstone Securities - By telephone or Internet

•You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.
•You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.
•You may sell shares over the telephone or via the Internet only if the value of the shares sold is less than or equal to $100,000.
•Shares held in qualified retirement plans cannot be sold via Internet.
•If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.
•Interruptions in telephone or Internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.
•In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•Requiring personal identification.
•Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
•Mailing checks only to the account address shown on Touchstone Securities’ records.
•Directing wires only to the bank account shown on Touchstone Securities’ records.
•Providing written confirmation for transactions requested by telephone.
•Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•Write to Touchstone Securities, P.O. Box 9878, Providence, Rhode Island 02940.
•Indicate the number of shares or dollar amount to be sold.
•Include your name and account number.
•Sign your request exactly as your name appears on your investment application.
•You may be required to have your signature guaranteed.  (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

•Complete the appropriate information on the investment application.
•If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.
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•You may be charged a fee of up to $15 by a Fund or a Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank. Certain institutional shareholders who trade daily are not charged wire redemption fees.
•Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Funds for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction.  Contact Touchstone Securities for more information.
•If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at TouchstoneInvestments.com.

Through Touchstone Securities - Through a systematic withdrawal plan

•You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.
•Systematic withdrawals can be made monthly, quarterly, semiannually or annually.
•There is no fee for this service.
•There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

•You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.
•Your intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.
•Your financial intermediary may charge you a fee for selling your shares.
•Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from many banks or securities dealers, but not from a notary public.  The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).
•Proceeds are being sent to an address other than the address of record.
•Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.
•Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.
•Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board
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of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities, or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed.  If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund’s market-timing policy; (2) furnish the Fund, upon their request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Householding Policy (only applicable for shares held directly through Touchstone Securities)

The Fund will send one copy of its prospectus and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding”, reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms, prospectuses and shareholder reports for  shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 1.800.534.0407 for more information. If you hold your account through a Broker Dealer or Financial Intermediary please contact them directly to inquire about eDelivery opportunities.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request. Under normal conditions, the Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the SAI) or by selling other Fund assets. A redemption-in-kind may be used under unusual circumstances and is discussed below in more detail.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless
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you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.

Low Account Balances (only applicable for shares held directly through Touchstone Securities). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the UGTMA.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•When the NYSE is closed on days other than customary weekends and holidays;
•When trading on the NYSE is restricted; or
•During any other time when the SEC, by order, permits.

Redemption in-Kind. Under unusual circumstances (such as a market emergency), when the Board deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value in order to meet redemption requests. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Fund may also use redemption in-kind for certain Fund shares held by ReFlow.

Pricing of Fund Shares

The Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading at the time as of which the NYSE establishes official closing prices (normally 4:00 p.m. Eastern time) every day the NYSE is open. The Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost which the Board has determined as fair value.
•Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by the Fund will be priced as follows:

•All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.
•Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
•Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board.  Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Fund may use fair value pricing under the following circumstances, among others:
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•If the validity of market quotations is deemed to be not reliable.
•If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
•If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund has established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that mutual fund.

DISTRIBUTIONS AND TAXES

The Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Dividends, if any, of net investment income are declared and paid annually by the Fund. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25; for amounts less than $25, the dividends and distributions will be automatically reinvested in the paying Fund and class.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment.

The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions.  Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

Federal Income Tax Information

The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Code.  As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code, one of which is to distribute to the Fund’s shareholders substantially all of the Fund’s net investment income and net short-term capital gains each year.  If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to federal income tax at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.
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Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.  Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by the Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared.

Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund or exchange shares of the Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain or loss, generally, will be a capital gain or loss, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Returns of Capital. If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund.  This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in the Fund.
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Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by a Fund during the prior taxable year.

Important Tax Reporting Considerations. The Fund is required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012 ("covered shares").  This information is reported on Form 1099-B.  The average cost method will be used to determine the cost basis of covered shares unless the shareholder instructs a Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of the Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

Redemptions by S corporations of covered shares are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in the Fund.  More information regarding these considerations is included in the Fund’s SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.
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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance, as represented by its Class A, Class C, Class Y, Class Z and Institutional Class shares, for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The financial highlights for the Fund for the fiscal years ended September 30, 2020, 2019, 2018, 2017 and 2016 were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with the Fund’s financial statements and related notes, are included in the Fund’s annual report with respect to its Class A, Class C, Class Y, Class Z and Institutional Class shares. You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website: TouchstoneInvestments.com/Resources.

The financial highlights for Class R6 shares of the Fund are not included because these share classes did not commence operations until February 22, 2021.

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Touchstone Mid Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$38.87		$34.99	$30.50		$25.91		$23.22
Income (loss) from investment operations:
Net investment income (loss)	0.03	(A)	0.05	0.01	(A)	(0.02)	(A)	0.12
Net realized and unrealized gains (losses) on investments	1.27		5.00	4.79		4.69		2.57
Total from investment operations	1.30		5.05	4.80		4.67		2.69
Distributions from:
Net investment income	(0.24)		(0.02)	—		(0.08)		—
Realized capital gains	(0.89)		(1.15)	(0.31)		—		—
Total distributions	(1.13)		(1.17)	(0.31)		(0.08)		—
Net asset value at end of period	$39.04		$38.87	$34.99		$30.50		$25.91
Total return(B)	3.32%		15.34%	15.83%		18.08%		11.58%
Ratios and supplemental data:
Net assets at end of period (000's)	$103,964		$61,772	$36,824		$34,761		$53,044
Ratio to average net assets:
Net expenses	1.21%		1.23%	1.24%		1.24%		1.24%
Gross expenses	1.29%		1.36%	1.35%		1.36%		1.35%
Net investment income (loss)	0.08%		0.19%	0.04%		(0.09)%		0.43%
Portfolio turnover rate	18%		25%	46%		19%		19%

Touchstone Mid Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$36.34		$33.01	$29.02		$24.76		$22.35
Income (loss) from investment operations:
Net investment loss	(0.23)	(A)	(0.17)	(0.22)	(A)	(0.22)	(A)	(0.12)
Net realized and unrealized gains (losses) on investments	1.16		4.65	4.52		4.48		2.53
Total from investment operations	0.93		4.48	4.30		4.26		2.41
Distributions from:
Realized capital gains	(0.89)		(1.15)	(0.31)		—		—
Net asset value at end of period	$36.38		$36.34	$33.01		$29.02		$24.76
Total return(B)	2.54%		14.48%	14.91%		17.21%		10.78%
Ratios and supplemental data:
Net assets at end of period (000's)	$78,959		$66,855	$56,274		$57,224		$59,431
Ratio to average net assets:
Net expenses	1.96%		1.98%	1.99%		1.99%		1.99%
Gross expenses	2.00%		2.07%	2.08%		2.11%		2.13%
Net investment loss	(0.67)%		(0.56)%	(0.71)%		(0.84)%		(0.32)%
Portfolio turnover rate	18%		25%	46%		19%		19%

(A)The net investment income per share was based on average shares outstanding for the period.
(B)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
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Touchstone Mid Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$39.33		$35.33	$30.77		$26.14		$23.38
Income (loss) from investment operations:
Net investment income	0.12	(A)	0.14	0.10	(A)	0.05	(A)	0.18
Net realized and unrealized gains on investments	1.28		5.05	4.82		4.74		2.59
Total from investment operations	1.40		5.19	4.92		4.79		2.77
Distributions from:
Net investment income	(0.29)		(0.04)	(0.05)		(0.16)		(0.01)
Realized capital gains	(0.89)		(1.15)	(0.31)		—		—
Total distributions	(1.18)		(1.19)	(0.36)		(0.16)		(0.01)
Net asset value at end of period	$39.55		$39.33	$35.33		$30.77		$26.14
Total return	3.57%		15.62%	16.09%		18.40%		11.87%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,443,232		$1,194,001	$712,578		$551,794		$476,831
Ratio to average net assets:
Net expenses	0.96%		0.98%	0.99%		0.99%		0.99%
Gross expenses	1.00%		1.07%	1.05%		1.08%		1.07%
Net investment income	0.33%		0.44%	0.29%		0.16%		0.68%
Portfolio turnover rate	18%		25%	46%		19%		19%

Touchstone Mid Cap Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$38.62		$34.78	$30.32		$25.75		$23.08
Income (loss) from investment operations:
Net investment income (loss)	0.03	(A)	0.05	0.01	(A)	(0.02)	(A)	0.12
Net realized and unrealized gains on investments	1.25		4.96	4.76		4.67		2.55
Total from investment operations	1.28		5.01	4.77		4.65		2.67
Distributions from:
Net investment income	(0.26)		(0.02)	—		(0.08)		(—)	(B)
Realized capital gains	(0.89)		(1.15)	(0.31)		—		—
Total distributions	(1.15)		(1.17)	(0.31)		(0.08)		(—)	(B)
Net asset value at end of period	$38.75		$38.62	$34.78		$30.32		$25.75
Total return	3.30%		15.32%	15.83%		18.08%		11.58%
Ratios and supplemental data:
Net assets at end of period (000's)	$77,184		$61,657	$20,464		$19,312		$18,934
Ratio to average net assets:
Net expenses	1.21%		1.22%	1.24%		1.24%		1.24%
Gross expenses	1.30%		1.37%	1.40%		1.44%		1.46%
Net investment income (loss)	0.08%		0.19%	0.04%		(0.09)%		0.43%
Portfolio turnover rate	18%		25%	46%		19%		19%
(A)The net investment income per share was based on average shares outstanding for the period.
(B)Less than $0.005 per share.
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Touchstone Mid Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$39.41		$35.38	$30.81		$26.18		$23.40
Income (loss) from investment operations:
Net investment income	0.15	(A)	0.15	0.12	(A)	0.07	(A)	0.19
Net realized and unrealized gains on investments	1.29		5.08	4.83		4.74		2.61
Total from investment operations	1.44		5.23	4.95		4.81		2.80
Distributions from:
Net investment income	(0.32)		(0.05)	(0.07)		(0.18)		(0.02)
Realized capital gains	(0.89)		(1.15)	(0.31)		—		—
Total distributions	(1.21)		(1.20)	(0.38)		(0.18)		(0.02)
Net asset value at end of period	$39.64		$39.41	$35.38		$30.81		$26.18
Total return	3.64%		15.71%	16.18%		18.50%		11.92%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,142,677		$245,418	$129,284		$113,867		$77,775
Ratio to average net assets:
Net expenses	0.89%	(B)	0.91%	0.92%		0.92%		0.92%
Gross expenses	0.89%		0.97%	0.97%		0.98%		0.99%
Net investment income	0.40%		0.51%	0.36%		0.23%		0.75%
Portfolio turnover rate	18%		25%	46%		19%		19%

(A)The net investment income per share was based on average shares outstanding for the period.
(B)Net expenses include amounts recouped by the Advisor.

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TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
1.800.638.8194
TouchstoneInvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

SHAREHOLDER SERVICES
1.800.543.0407
*A Member of Western & Southern Financial Group
The following are federal trademark registrations and applications owned by IFS Financial Services, Inc. (a holding company), a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

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303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

Go paperless, sign up today at:
TouchstoneInvestments.com/Resources

For investors who want more information about the Fund, the following documents are available free upon request:
Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated herein by reference, which means it is legally a part of this prospectus.
Annual/Semiannual Reports (“Financial Reports”): The Fund’s Financial Reports provide additional information about the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the Fund's Financial Reports will no longer be sent by mail. Instead, the reports will be made available on the Touchstone Funds' website at TouchstoneInvestments.com/Resources/Fund-Shareholder-Reports, and you will be notified and provided with a website link each time a report is posted to the website. You may request to receive paper reports from a Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available without charge on the Touchstone Investments website at: www.TouchstoneInvestments.com/Resources.

Reports and other information about the Fund are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.
Investment Company Act File No. 811-08104

TSF-56-TFGT-R6-SAI-2102

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TOUCHSTONE FUNDS GROUP TRUST

STATEMENT OF ADDITIONAL INFORMATION

February 22, 2021

Class R6
Touchstone Mid Cap Fund	TMPRX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to Class R6 shares of the above-referenced fund (the “Fund”). It is intended to provide additional information regarding the activities and operations of Touchstone Funds Group Trust (the “Trust”) and should be read in conjunction with the Fund’s prospectus dated February 22, 2021, as may be amended. The Fund’s audited financial statements for the fiscal year ended September 30, 2020, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference. No other parts of the Trust's Annual Report are hereby incorporated by reference. A copy of the prospectus and the Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

THE TRUST

Touchstone Funds Group Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended ("the Declaration of Trust”). Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust’s name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”) and separate classes of shares. Each series is a separate mutual fund and each share of each series represents an equal proportionate interest in that series. This SAI relates to Class R6 shares of Touchstone Mid Cap Fund (the "Fund"), a series of the Trust. The Fund is a diversified open-end management investment company.

Touchstone Advisors, Inc. (the "Advisor") is the investment advisor and administrator for the Fund. The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of the Fund. The Advisor has sub-contracted certain of the Trust complex's administrative and accounting services to The Bank of New York Mellon and the Trust's Transfer Agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as "BNY Mellon"). Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Fund’s shares. Touchstone Securities is an affiliate of the Advisor.

The Fund offers six separate classes of shares: Classes A, C, Y, Z, R6 and Institutional Class. Classes A, C, Y, Z and Institutional Class shares are offered in a separate prospectus. The shares of the Fund represent an interest in the same assets of that Fund. The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

History of the Fund

From the Fund’s inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios.  Turner Investment Partners, Inc. (“TIP”) served as the Midcap Core Portfolio’s investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio’s investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained as the sub-advisor after these changes.  On February 2, 2009, the Fund’s Class Y shares were renamed the Institutional Class shares.  On January 28, 2010, the Institutional Class shares were renamed the Class Y shares. On December 8, 2011, the Mid Cap Fund replaced its sub-advisor, TIP, with The London Company of Virginia d/b/a The London Company (“The London Company”).

PERMITTED INVESTMENTS AND RISK FACTORS

The Fund’s principal investment strategies and principal risks are described in the Fund’s prospectus. The following supplements the information contained in the prospectus concerning the Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Fund, the Fund may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI. Unless otherwise indicated, the Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, investment limitations, policies and strategies. In addition to the investment limitations set forth under the section of this SAI entitled "Investment Limitations", the investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board, unless designated as a “Fundamental” policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

ADRs, ADSs, EDRs, CDRs, and GDRs. American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and

Global Depositary Receipts (“GDRs”) may also be purchased by the Fund. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Borrowing and Leveraging. The Fund may borrow money from banks (including their custodian bank) or from lenders to the extent permitted by applicable law. The 1940 Act requires the Fund to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. The Fund will not make any borrowings or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Leveraging the Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but at the same time, creates special risk considerations. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and must be fully collateralized by assets segregated or earmarked by the Fund’s custodian or otherwise “covered.” In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Cyber Security Risk.  The Fund and its service providers may be subject to operational and information security risks resulting from cyber security breaches. Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks. Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, the Fund or the Advisor, the sub-advisor, the Fund’s distributor, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment therein to lose value.

The Fund is exposed to operational and information security risk arising from a number of other factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Advisor, the sub-advisor, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the Sub-Advisors, or their affiliates controls the cybersecurity or operations systems of the Fund’s third-party service providers (including the Fund's custodian), or those of the issuers of securities in which the Fund invests.

Exchange-Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks and is often designed to track the performance of a particular securities index or sector of an index, like the S&P 500® Index or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the

New York Stock Exchange; the NYSE MKT or the NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

•shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
•shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

Foreign Securities. Except as expressly set forth herein and in the prospectus, the Fund may invest in securities of foreign issuers and in sponsored and unsponsored depositary receipts. Foreign companies are companies that: (i) are organized under the laws of a foreign country or maintain their principal place of business in a foreign country; (ii) the principal trading market for their securities is located in a foreign country; or (iii) derive at least 50% of their revenues or profits from operations in a foreign country or have at least 50% of their assets located in a foreign country. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.
In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union ("EU").
Brexit Risk. Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.

Foreign Market Risk. The Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors, such as a Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Foreign Currency Risk. While the Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Fund also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.
When entering into a contract for the purchase or sale of a security in a foreign currency, the Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
Also, when the Fund’s sub-advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. The Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.
Emerging Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of December 31, 2020, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Illiquid Securities. Subject to the limitations in the 1940 Act and the rules thereunder, the Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of the Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Board has designated Touchstone Advisors to serve as the program administrator ("Program Administrator") of the LRM Program and the related procedures. As a part of the LRM Program, the Program Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund's investments in accordance with Rule 22e-4. Under the LRM Program, the Program Administrator assesses, manages, and periodically reviews the Fund's liquidity risk, and is responsible for making periodic reports to the Board and the SEC regarding the liquidity of the Fund's investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.

Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. To the extent these investments are deemed illiquid, the Fund’s investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Fund’s LRM Program Administrator.

Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, the sub-advisors will often purchase IPO shares that would qualify as a permissible investment for the Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. Because

IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third-parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interfund Lending. A SEC exemptive order permits the Fund to participate in an interfund lending program with other funds in the Touchstone family of funds (together, the "Touchstone Funds"). This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. The Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, the Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund's net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. The Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if the Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any Fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If the Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund's portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LIBOR Transition. Many debt securities, derivatives and other financial instruments in which the Fund may invest, as well as any borrowings made by the Fund from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit LIBOR quotations through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. Regulators have suggested alternative reference indices, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.

While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference indices used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest index, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference index, or the transition process to an alternative reference index, may adversely affect the Fund's performance.

Market Disruption Risk. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could decline, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and sub-advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that they will be successful in doing so.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See "Foreign Securities."

Other Investment Companies. Investment companies include open- and closed- end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, the Fund is subject to the same risks as any other investor in that investment company. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that the Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) such a purchase would cause the Fund to have more than 10% of the Fund's total assets would be invested in the aggregate in all registered investment companies. See also "Exchange-Traded Funds".

Overseas Private Investment Corporation Certificates. The Fund may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”). OPIC is a U.S. government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 150 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. government.

Over-The-Counter Stocks. The Fund may invest in over-the-counter stocks. In contrast to securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund invests may not be as great as that of other securities and, if the Fund was to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Privatization. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

ReFlow Liquidity Program. The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Fund's prospectus.

Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by the Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund and are subject to the Fund’s limitations on borrowing. A dollar roll transaction involves a sale by the Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by the Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. The Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities or otherwise “covering” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Sector Focus. If the Fund’s portfolio is overweighted in a certain sector or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk. The consumer staples sector may be affected by food and drug regulations and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Securities Lending. In order to generate additional income, the Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Fund. All collateral must equal at least 100% of the market value of the loaned securities. The Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Trust has appointed Brown Brothers Harriman & Co. (“BBH”) as its lending agent in connection with the Fund’s securities lending program.  BBH administers the securities lending program in accordance with operational procedures it has established in conjunction with the Fund.  As the securities lending agent, BBH lends certain securities, which are held in custody accounts maintained with BBH, to borrowers that have been approved by the Fund.  As securities lending agent, BBH is authorized to execute certain agreements and documents and take such actions as may be necessary or appropriate to carry out the securities lending program.

The Fund did not participate in securities lending activities during the fiscal year ended September 30, 2020.

Other Types of Financial Instruments. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment goals.

Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

Temporary Defensive Investments. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash. When the Fund invests in defensive investments, it may not achieve its investment goal.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities. Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and securities of Ginnie Mae, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae or Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”). They also include U.S. Treasury inflation-protection securities (“TIPS”).

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

The following investment limitations are fundamental policies of the Fund which cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares.

The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. For the bank borrowing policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other fundamental policies with a percentage limit (collectively, the “Other Policies”), the Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if the Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to the Fund.

The Fund may not:

1.    Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2.     Issue senior securities representing stock, except to the extent permitted by the 1940 Act.  In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4.    Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

5.    Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.    Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7.    Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be interpreted from time to time.

8.    Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

Non-Fundamental Investment Limitations

The Fund also has adopted certain non-fundamental investment limitations. A non-fundamental investment limitation may be amended by the Board without a vote of shareholders upon 60 day's notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus.

For the illiquid securities policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other non-fundamental policies with a percentage limit (collectively, the “Other Policies”), the Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

The following non-fundamental limitation applies to the Fund:

1.The Fund will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

The following non-fundamental investment limitations apply to the Fund. The Fund may not:

1.    Pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing.

2.    Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3.    Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.  Unregistered securities sold in reliance on the exemption from registration in Section 4(a)(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A under the 1933 Act may be treated as liquid securities under procedures adopted by the Board.

4.    Invest in companies for the purpose of exercising control.

5.    Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6.    Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds’ SAI.

7.    Make investments in securities when outstanding borrowings exceed 5% of the Fund’s total assets.

The following non-fundamental investment policies apply to the Fund:

1. The Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Funds’ fundamental limitation on borrowing).
2. The Fund may enter into futures and options transactions.
3. The Fund may hold up to 15% of its net assets in illiquid securities.
4. The Fund may purchase convertible securities.
5. The Fund may enter into repurchase agreements not to exceed 331/3% of the Fund’s assets.
6. The Fund may purchase fixed-income securities, including variable- and floating-rate instruments and zero coupon securities.
7. The Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund’s total assets.
8. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions.

1.     Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.     Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3.     Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4.     Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

5.     Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, and, for the Trustees, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor, the "Touchstone Funds", are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Strategic Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustee(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	37	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	37	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	37	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	37	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	37	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	37	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2) As of December 31, 2020, the Touchstone Fund Complex consisted of 18 series of the Touchstone Strategic Trust, 12 series of the Trust, and 7 variable annuity series of Touchstone Variable Series Trust.
(3) Each Trustee is also a Trustee of Touchstone Strategic Trust and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President	Until resignation, removal or disqualification President since January 2021
Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities Inc. (since 2020); President, Foresters Investment Management Company, Inc. (2018 to 2020); President, North American Asset Management at Foresters Financial (2018 to 2020); Managing Director, Head of Americas at UBS Asset Management (2015 to 2017); and Executive Vice President, Head of Distribution at Mackenzie Investments (2011 to 2014).

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
(1)  Each officer also holds the same office with Touchstone Strategic Trust and Touchstone Variable Series Trust.

Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Fund.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Ms. Carnahan has experience as a president and chief operating officer of a division of a global company and as treasurer of a global company; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies.

In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board. The Independent Trustees have appointed William C. Gale to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Gale regularly on various Trust issues, as appropriate. Mr. Gale, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Fund has effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent

Trustee within the leadership structure is integral to promoting independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Fund, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Fund, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisor to the Fund.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

Audit Committee.  All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Ms. Carnahan is the Chair of the Audit Committee. During the fiscal year ended September 30, 2020, the Audit Committee held four meetings.

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Ms. Hickenlooper is the Chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended September 30, 2020.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Fund (i.e., dollar range of securities held in the Fund) and the Touchstone Fund Complex as of December 31, 2020.

Trustees
	Interested Trustee	Independent Trustees
Fund	Jill T. McGruder	Karen Carnahan	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	William H. Zimmer III
Mid Cap Fund	None	None	None	Over $100,000	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	$10,001-$50,000	None	Over $100,000	None	None
(1)As of December 31, 2020, the Touchstone Fund Complex consisted of 12 series of the Trust, 18 series of Touchstone Strategic Trust, and 7 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2020.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$—	$—
Independent Trustees(2)
Karen Carnahan	$44,271	$137,000
Phillip R. Cox(3)	$52,024	$161,000
William C. Gale	$48,148	$149,000
Susan J. Hickenlooper	$48,148	$149,000
Kevin A. Robie	$44,271	$137,000
Edward J. VonderBrink(4)	$10,146	$32,000
William H. Zimmer III	$44,271	$137,000
(1)As of December 31, 2020, the Touchstone Fund Complex consisted of 12 series of the Trust, 18 series of Touchstone Strategic Trust, and 7 variable annuity series of Touchstone Variable Series Trust.
(2) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2020 was $47,000.
(3) Mr. Cox resigned as a Trustee effective at the close of business on August 31, 2020.
(4) Mr. VonderBrink retired as a Trustee effective December 31, 2019.

The following table shows the Trustee quarterly compensation schedule:

	Retainer		Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Compensation	$21,000	*	$4,500	$4,500	$5,000

Lead Independent Trustee Fees	$6,000

Committee Chair Fees	$1,000		$2,000	$2,000

*Prior to January 1, 2020, the retainer was $18,000.
Telephonic Meeting Attendance Fee = $1,500

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”), is the Fund’s investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated February 17, 2006.  Under the Advisory Agreement, the Advisor reviews, supervises, and administers the Fund’s investment program, subject to the oversight of, and policies established by, the Board.  The Advisor determines the appropriate allocation of assets to the Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”). The Trust, on behalf of the Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure. Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to the Fund in which the manager-of-managers approach is chosen. Shareholders of the Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month.

Fund	Investment Advisory Fee
Mid Cap Fund	0.80% on the first $1 billion; 0.70% on the next $500 million; and 0.60% on assets over $1.5 billion

The Fund shall pay the expenses of its operation, including but not limited to the following (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to the Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor are paid by the Advisor. Each class of shares of the Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Fund’s Fees and Expenses table in the Summary section of the Prospectus. Effective June 1, 2020, expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business ("Excluded Expenses"). The Fund bears the costs of these Excluded Expenses. The contractual limits set forth in the Fund's Fees and Expenses table in the summary section of the Prospectus have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended September 30, 2018, 2019 and 2020, the Fund paid advisory fees and received waivers or reimbursements as shown in the following table:

	Advisory Fees Paid			Fee Waivers or Reimbursements
Fund	2018	2019	2020	2018	2019	2020
Mid Cap Fund(1)	$6,729,457	$8,890,073	$18,294,071	$540,341	$1,094,629	$847,529	(2)
(1) Prior to June 1, 2019, the Fund paid 0.80% on the first $500 million, 0.75% on the next $500 million, and 0.70% on assets over $1 billion.
(2) Gross waivers were $857,351 offset with the amount recouped by the Advisor of $9,822.

THE SUB-ADVISOR AND PORTFOLIO MANAGERS

The Advisor has selected a sub-advisor (the "Sub-Advisor") to manage all or a portion of the Fund’s assets, as allocated by the Advisor. The Sub-Advisor makes the investment decisions for the Fund assets allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the oversight of, and policies established by, the Board.

The sub-advisory agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its services, the Sub-Advisor receives a fee from the Advisor with respect to the Fund. The Sub-Advisor’s fee is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to the Fund is paid by the Sub-Advisor. For the fiscal years ended September 30, 2018, 2019 and 2020, the Advisor paid the following sub-advisory fees with respect to the Fund:

	2018	2019	2020
Mid Cap Fund(1)	$3,705,710	$4,687,657	$9,184,553
(1) Effective June 1, 2019, the Advisor and the Sub-Advisor contractually agreed to reduce the sub-advisory fee rate paid by the Advisor to the Sub-Advisor with respect to the Fund.

Sub-Advisor Control. London Company of Virginia, doing business as The London Company (“The London Company”), is an SEC registered investment adviser. TLC Holdings owns approximately 75% of The London Company.  Stephen Goddard owns 95% of TLC Holdings. Stephen Goddard is deemed a control person for The London Company based on his ownership of TLC Holdings.

The following chart lists for the Fund’s portfolio managers (i) the number of their other managed accounts per investment category: (ii) the number of and total assets of such other investment accounts managed where the advisory fee is based on the performance of the account: and (iii) their beneficial ownership in their managed Fund at the end of the September 30, 2020 fiscal year. Listed below the charts applicable to the Sub-Advisor's group of portfolio managers is (i) a description of each portfolio manager’s compensation structure as of September 30, 2020, and (ii) a description of any material conflicts that may arise in connection with each portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager as of September 30, 2020. The Fund is not included in the count.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard, CFA
Registered Investment Companies	4	$1,700	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	564	$6,700	2	$6.1
Jonathan Moody, CFA
Registered Investment Companies	4	$1,700	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	564	$6,700	0	$0
J. Brian Campbell, CFA
Registered Investment Companies	4	$1,700	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	564	$6,700	0	$0
Mark E. DeVaul, CFA, CPA
Registered Investment Companies	4	$1,700	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	564	$6,700	0	$0
Sam Hutchings, CFA
Registered Investment Companies	4	$1,700	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	564	$6,700	0	$0

Fund Ownership.  The following table indicates for the Funds, the dollar range of shares beneficially owned by the Funds' portfolio managers as of September 30, 2020.

Dollar Range of Beneficial Ownership
Portfolio Managers	Mid Cap Fund
Stephen Goddard, CFA	None
Jonathan Moody, CFA	$10,001 - $50,000
J. Brian Campbell, CFA	$100,001 - $500,000
Mark E. DeVaul, CFA, CPA	$10,001 - $50,000
Sam Hutchings, CFA	$10,001 - $50,000

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including, but not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Compensation.  Portfolio managers are compensated through salary and bonus.  In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance.  They also have a potential for ownership after a reasonable tenure with the firm.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of the Fund.

For its services the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust. BNY Mellon provides administrative, accounting , and transfer agent services to the Trust and is compensated directly by the Advisor, not the Trust. (See “Transfer and Sub-Administrative Agent” in this SAI.)

The following shows administrative fees incurred by the Fund for the three most recent fiscal years ended September 30.

	Administrative Fees Paid
Fund	2018	2019	2020
Mid Cap Fund	$1,252,695	$1,672,878	$3,816,901

TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”), and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Fund and the amounts of underwriting commissions retained by the Distributor for the three most recent fiscal years ended September 30.

Fund	Aggregate Underwriting Commissions on Sales	Amount Retained in Underwriting Commissions
Mid Cap Fund
2020	$415,237	$34,565
2019	$256,963	$20,646
2018	$71,019	$9,685

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a)

by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Distribution Agreement shall also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund or other funds in the Touchstone Fund Complex during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Touchstone Securities makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.  As of December 31, 2020, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund's prospectus and SAI:

Name of Broker-Dealer
American Enterprise Investment Services, Inc.
Charles Schwab & Co., Inc.
Equity Services Inc.
Great West Life & Annuity Insurance Company
Janney Montgomery Scott LLC
LPL Financial Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
National Financial Services LLC
Pershing LLC
PNC Investments, LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Waddell & Reed, Inc.
Wells Fargo Clearing Services, LLC

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Fund with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI.  You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Fund, as well as about fees or commissions it charges.  You should consult disclosures made by your financial intermediary at the time of purchase.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account.

The Advisor recommends and the Fund utilizes the Dreyfus Government Cash Management Fund - Institutional Shares (the “Dreyfus Fund”) as the cash sweep vehicle for the excess cash of the Fund. Touchstone Securities receives a fee based on a percentage of average daily net assets of the Touchstone funds invested in the Dreyfus Fund from BNY Mellon Securities Corporation, the distributor of the Dreyfus Fund, for providing certain support services, including monitoring and due diligence. The payment of compensation by BNY Mellon Securities Corporation creates a conflict of interest because the Advisor is incentivized to recommend the Dreyfus Fund over other investment options for which it or its affiliates are not similarly compensated.

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to oversight by the Advisor and the Board. In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for the Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

The Sub-Advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that the Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Sub-Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Fund may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis. The Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers. The Fund may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Cowen and Company LLC.

In certain instances, there may be securities that are suitable for the Fund as well as for the sub-advisor’s other clients. The sub-advisor makes investment decisions for the Fund and for its other clients to achieve their respective investment objectives. The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect may be offset by the Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the fiscal years ended September 30, 2020, 2019 and 2018, the Fund paid the following in aggregate brokerage commissions on portfolio transactions:

	Aggregate Brokerage Commissions
Fund	2018	2019	2020
Mid Cap Fund	$340,495	$460,832	$1,129,841

During the fiscal year ended September 30, 2020, the amount of brokerage transactions and related commissions for the Fund directed to brokers in return for research services were:

Fund	Amount of Transactions to Brokers Providing Research	Related Commission
Mid Cap Fund	$2,102,033,542	$558,686

The Fund did not hold any securities of regular broker-dealers for the fiscal year ended September 30, 2020.

PROXY VOTING

The Fund has adopted the Sub-Advisor’s policies and procedures for voting proxies relating to portfolio securities held by the Fund, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of the Sub-Advisor’s proxy voting policies is included in Appendix A. Information about how the Fund voted proxies relating to its portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1.800.543.0407 and on the SEC’s website at sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, the Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by the Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended September 30, the portfolio turnover rate for the Fund was as follows:

Fund	2019	2020
Mid Cap Fund	25%	18%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Board through periodic reporting by the Funds’ CCO. No compensation will be received by the Fund, the Advisor, the Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by the Sub-Advisor for the Fund (or that portion of the Fund) that it manages.

2)             A request by executive officers of the Advisor for routine oversight and management purposes.

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Fund’s independent registered public accounting firm, typesetter, and printer. Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period. The Fund provides its full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Fund provides its full holdings to its typesetter at least 50 days after the end of the calendar quarter. The Fund provides its full holdings to its printer at least 50 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Fund include:

•The Fund provides its top ten holdings on its publicly available website and to market data agencies monthly, as of the end of a calendar month, generally within 15 days after month end.

•The Fund provides its full holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, generally within 30 days after quarter end.

•You may access this portfolio holdings information via the Fund's public website at TouchstoneInvestments.com.

8)         The CCO may authorize disclosing non-public portfolio holdings to third-parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met. The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the CCO in writing, the non-public portfolio holdings are subject to a ten-day time delay before dissemination. Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of June 30, 2020, the Fund discloses portfolio holdings information to the following parties based on ongoing arrangements:

Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Fund’s Sub-Advisor that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The CCO is authorized to determine whether disclosure of the Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued under the direction of the Advisor and under the general oversight of the Trustees. The Advisor or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees. The Fund may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of the Fund represents an equal proportionate interest in that Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights.  The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by the Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative.  The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund.  Shareholders of each class of the Fund will vote separately on matters pertaining solely to that class.  As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, (a) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the Fund or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Delaware, the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CHOOSING A CLASS OF SHARES

This SAI relates to Class R6 shares of the Fund. Class A, Class C, Class Y, Class Z and Institutional Class shares are offered in a separate SAI.

The Fund participates in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in United States territories of Guam, Puerto Rico, and the Virgin Islands or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Fund may not be directly or indirectly offered or distributed in any country outside of the United States. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.

Class R6 Shares

No dealer compensation is paid from the sale of Class R6 shares of the Fund. Class R6 shares of the Fund are sold at NAV and do not pay a sales charge, Rule 12b-1 fee, impose a contingent deferred sales charge ("CDSC"), or make payments to financial intermediaries/broker-dealers for assisting Touchstone Securities, Inc. (the Fund's distributor) in promoting the sales of the Fund's shares. In addition, neither the Fund nor its affiliates make any type of administrative, service, relationship, or revenue sharing payments in connection with Class R6 shares.

Exchanging Your Shares. Shareholders who are eligible may exchange their shares for another share class of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class R6 shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class R6 shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution.

Share Class Conversions. Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor. If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

For federal income tax purposes, exchanges or conversions of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange or conversion.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements. The minimum and subsequent investment requirements for purchases in the Fund may not apply to:

1.                                      Any director, officer or other employee* (and their immediate family members**) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.                                      Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

*The term “employee” is deemed to include current and retired employees.
** Immediate family members are defined as the parents, mother–in–law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, nephew or niece and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.

Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum.  Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services. In addition, the Fund reserves the right to waive investment minimums in the case of significant extenuating circumstances.

Purchases in-Kind. In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions in-Kind. Under unusual circumstances, when the Board deems it in the best interests of the Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Fund is committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Fund may also use redemption in-kind for certain Fund shares held by ReFlow.

Undeliverable Checks. Dividend and distribution checks issued from non-retirement accounts for less than $25 will be automatically reinvested in the Fund that pays them. If your redemption proceeds, dividend, or distribution check is returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. If you contact the Fund and provide proper documentation to update the address on the account, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address. Also, if your dividend or distribution check is returned as “undeliverable”, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date.

Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check from a non-retirement account is not cashed within six months (an “outstanding payment”) and the account remains open, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the payable date. For outstanding payments in retirement accounts, no action will be taken.

For redemption checks returned as “undeliverable”, the check will be voided and deposited into a lost shareholder account for the Fund. If the account holder contacts the Fund and provides proper documentation to update the address on the account, a check for the previously voided amount will be re-issued to the shareholder and sent to the new address of record.

Fund Shares Purchased by Check. We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Facilitated Transfers.  In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone Advisors has partnered with BNY Mellon Securities Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS

The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested nor will it request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General. For federal income tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company. Qualification as a RIC under the Code requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i)

at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest. The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Qualifying Income Requirement may limit the Fund’s ability to invest in commodity related derivative transactions and other derivative transactions. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards.  The excess of the Fund’s net short–term capital losses over its net long–term capital gain is treated as short–term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long–term capital losses over its net short–term capital gain is treated as long–term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund–level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount.  The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding such securities receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  The Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to the Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Fund intends to monitor developments in this area.  Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales.  The Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  the Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If the Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  The Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) , and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund-of-funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs.  The Fund may invest in REITs.  Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Shareholders are generally allowed a deduction for qualified REIT dividends received by the Fund.

The Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools ("TMPs"), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

MLPs. The Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain income from investments in MLPs is included in the "combined qualified business income amount" is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invests in MLPs will not.

Distributions.  Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares.  Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions.  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of the Fund’s shares.

Backup Withholding.  The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisors for more information.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gains from USRPIs.  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in foreign shareholder being required to file a U.S. tax return and pay tax on the distribution at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distribution (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder's current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the "Foreign Account Tax Compliance Act" or "FATCA") generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends.  The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of the Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by the Fund if such action requires a shareholder vote. As of February 10, 2021, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund are as follows:

Name and Address	Number of Shares	Percent of Class	Share Class
MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	414,859.501	14.84%	Mid Cap Fund A
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	318,866.557	11.41%	Mid Cap Fund A

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	317,880.603	11.37%	Mid Cap Fund A
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	290,646.796	10.4%	Mid Cap Fund A
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	185,097.019	6.62%	Mid Cap Fund A
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	153,522.565	5.49%	Mid Cap Fund A
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	436,382.478	19.43%	Mid Cap Fund C
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	346,184.347	15.42%	Mid Cap Fund C
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	295,372.114	13.15%	Mid Cap Fund C
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	219,947.541	9.79%	Mid Cap Fund C
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	212,858.639	9.48%	Mid Cap Fund C
MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	166,203.765	7.4%	Mid Cap Fund C
UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	145,635.812	6.49%	Mid Cap Fund C
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	128,305.542	5.71%	Mid Cap Fund C
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	23,797,560.889	34.31%	Mid Cap Fund Y

LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6,512,487.943	9.39%	Mid Cap Fund Y
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5,531,370.961	7.98%	Mid Cap Fund Y
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5,458,007.993	7.87%	Mid Cap Fund Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5,432,930.803	7.83%	Mid Cap Fund Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	4,333,264.622	6.25%	Mid Cap Fund Y
MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	4,255,034.365	6.14%	Mid Cap Fund Y
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	749,716.796	54.35%	Mid Cap Fund Z
CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	363,765.551	26.37%	Mid Cap Fund Z
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	90,407.616	6.55%	Mid Cap Fund Z
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	75,111.203	5.45%	Mid Cap Fund Z
WELLS FARGO BANK NA FBO OMNIBUS CASH PO BOX 1533 MINNEAPOLIS, MN 55480	13,100,485.888	44.13%	Mid Cap Fund Institutional
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9,619,115.182	32.4%	Mid Cap Fund Institutional

As of February 10, 2021, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of the Fund.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian. BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston MA 02111, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 221 E. 4th Street, Suite 2900, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2021. Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent. The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon IS"), 4400 Computer Drive, Westborough, Massachusetts 01581. BNY Mellon IS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from the Fund, plus out of-pocket expenses. The Fund may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent. The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon ("BNY Mellon"). The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board. The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.

Set forth below are the sub-administrative fees paid by the Advisor with respect to the Fund during the fiscal years ended September 30.

	Sub-Administrative Fees Paid
Fund	2018	2019	2020
Mid Cap Fund	$194,858	$260,042	$538,011

FINANCIAL STATEMENTS

The Fund’s audited financial statements with respect to Class A, Class C, Class Y, Class Z and Institutional Class shares for the fiscal year ended September 30, 2020, including the notes thereto and the report of Ernst & Young LLP, included in the Trust’s Annual Report are incorporated into this SAI by reference. No other parts of the Trust’s Annual Report are hereby incorporated by reference. The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com. You may also obtain the annual report or unaudited semi-annual report, as well as other information about Touchstone Funds Group Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A - PROXY VOTING POLICIES

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY

I.POLICY
The London Company of Virginia (the “Adviser”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). The Adviser’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.
When voting proxies, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.
The Proxy Voting Committee meets periodically to monitor the firm’s overall adherence to the current policies and procedures, as well as provide advice for the revisions thereof. The Committee also reviews the rationale for proxy votes not covered by the policies and procedures, or that present a potential conflict of interest. As such, a periodic review of the Proxy Advisor Firm will be conducted and presented to the Proxy Voting Committee for consideration.
II.PURPOSE
The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.
III.PROCEDURES
The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. The Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of the proxy voting service* on all proxy votes, unless otherwise directed by the Portfolio Managers.
(*London moved from ISS, utilizing Institutional Shareholder Services (ISS) and its proxy voting guidelines, to
Broadridge and Glass Lewis guidelines, in April, 2009. In February, 2014, London upgraded from utilizing Glass
Lewis Investment Management to Glass Lewis Full Service. In March, 2017, London completed a transition back to ISS, in order to better align with the firm’s voting preferences.)
i.Conflicts of Interest
Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve the matter on a case-by-case basis by abstaining from the vote, voting in accordance with the guidelines set forth by the proxy voting service, or vote the way London feels is in the best interest of the client.
ii.Limitations
In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive), or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:
1.Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.
2.Terminated Account: Once a client account has been terminated with the Adviser, in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may choose to specify, in writing, that proxies should be directed to the client (or a specified third
A-1

party) for action. There may be occurrences in which a proxy may be voted by the Adviser, for a terminated account (i.e., the record date of a proxy vote occurs prior to termination).
3.Limited Value: If the Adviser determines that the value of a client’s economic interest, or portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting proxies.
4.Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for purposes of voting.
5.Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.
6.Paper ballot does not arrive in the mail: On occasion, a paper ballot will not arrive in the mail until after the voting deadline. In this circumstance, Adviser is unable to vote the client’s proxy.

iii.Procedures
A.During the onboarding process for a new account, the Portfolio Administrator will confirm, with certain custodians, as required, the address to which proxy ballots will be mailed. The Portfolio Administrator sends all new account information to the proxy voting service for accounts that elect to have the Adviser vote proxies on their behalf. The Adviser, in conjunction with the proxy voting service, contacts custodians to set up electronic voting.
B.When a ballot is received by US mail, the Portfolio Administrator will send ISS/ProxyExchange notification to establish electronic voting.
C.Each proxy statement, sample ballot and copies of any ballots voted by US mail will be available. (ProxyExchange retains voting history for those voted electronically, which is accessible through their web portal.)

IV.RECORDKEEPING
In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.
The Adviser will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.
Please refer to the Proxy Voting Policy for further information.

TSF-56-TFGT-R6-SAI-2102
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PART C. OTHER INFORMATION

Item 28.  Exhibits

(a)(1)
Registrant’s Certificate of Trust dated October 22, 1993 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the Securities and Exchange Commission (“SEC”) on January 10, 2014.

(a)(2)	Registrant’s Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(3)	Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(4)
Certificate of Amendment and Restatement of Certificate of Trust dated January 27, 1994 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(a)(5)	Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(6)	Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on December 17, 1997.

(a)(7)	Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(8)	Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 23, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(a)(9)
Certificate of Amendment of Certificate of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on May 3, 2004.

(a)(10)
Certificate of Amendment of Certificate of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(a)(11)
Certificate of Correction of a Statutory Trust dated April 17, 2009 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(b)
Amended and Restated By-Laws of the Trust as revised November 19, 2015 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(c)
Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 19, 2007.

(d)(1)(a)
Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (6)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-18613), filed with the SEC on July 10, 2012.

(d)(1)(b)
Amended Schedule C-1 dated August 23, 2019 of the Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(1)(b) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2020.

(d)(2)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Select Growth Fund dated August 18, 2011 is herein incorporated by reference to Exhibit (d)(2)(b) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(3)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ultra Short Duration Fixed Income Fund dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(4)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Capital Group, LLC (now known as LMCG Investments, LLC) with respect to the Touchstone Mid Cap Value Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(5)
Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Capital Group, LLC (now known as LMCG Investments, LLC) with respect to the Touchstone Mid Cap Value Fund dated December 1, 2014 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(d)(6)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Small Cap Core Fund (now known as Touchstone Small Cap Fund) dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(7)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Mid Cap Fund dated December 8, 2011 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(8)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners, LLC with respect to the Touchstone Total Return Bond Fund (now known as the Touchstone Impact Bond Fund) dated May 19, 2011 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(9)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund dated January 27, 2017 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(d)(10)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the the Touchstone High Yield Fund dated January 27, 2017 is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(d)(11)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and LMCG Investments, LLC with respect to the Touchstone Small Cap Value Fund dated July 1, 2016 is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(d)(12)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and TOBAM S.A.S. with respect to the Touchstone Anti-Benchmark International Core Equity Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on November 16, 2018.

(d)(13)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and TOBAM S.A.S. with respect to the Touchstone Anti-Benchmark US Core Equity Fund is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on November 16, 2018.

(d)(14)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Ares Capital Management II, LLC with respect to the Touchstone Credit Opportunities II Fund is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 14, 2019.

(d)(15)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Rockefeller & Co. LLC with respect to the Touchstone International ESG Equity Fund is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N1-A (File Nos. 033-70958 and 811-08104), filed with SEC on August 23, 2019.

(e)(1)
Distribution Agreement between the Registrant and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 21, 2006.

(e)(2)
Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(f)
Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(g)(1)
Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(h)(1)
Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(h)(2)
Amended and Restated Sub-Administration and Accounting Agreement between Touchstone Advisors, Inc. and The Bank of New York Mellon dated January 1, 2021 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(h)(3)
Amended and Restated Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2021 is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(h)(4)(a)
State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(4)(b)
Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (Us) Inc. dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4)(b) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(h)(5)	Fidelity Bond Allocation Agreement dated April 1, 2011 is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File Nos. 333-177599 and 811-08104), filed with the SEC on April 25, 2012.

(h)(6)(a)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 is herein incorporated by reference to Exhibit (13)(a)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(6)(b)
Amendment to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant dated August 31, 2015 is herein incorporated by reference to Exhibit (h)(6)(b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(h)(6)(c)
Amended Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 30, 2021 is herein incorporated by reference to Exhibit (h)(6)(c) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(h)(7)(a)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 with respect to the Touchstone Sands Capital Select Growth Fund is herein incorporated by reference to Exhibit (13)(g)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(7)(b)
Amended Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant with respect to Touchstone Sands Capital Select Growth Fund effective as of January 30, 2020 is herein incorporated by reference to Exhibit (h)(7)(c) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2020.

(h)(8)
Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(h)(9)
Master Interfund Lending Agreement dated December 15, 2017 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(h)(10)
Amended & Restated Class Action Services Agreement dated February 16, 2018 between the Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(i)	Not applicable.

(j)	Consent of independent public accounting firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)(a)
Distribution and Shareholder Services Plan for Class A shares is herein incorporated by reference to exhibit (m)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(m)(1)(b)
Exhibit A to the Distribution and Shareholder Services Plan for Class A is herein incorporated by reference to Exhibit (m)(1)(b) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2017.

(m)(2)(a)
Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to exhibit (m)(2) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(m)(2)(b)
Exhibit A to the Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to Exhibit (m)(2)(b) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2017.

(m)(3)
Shareholder Services Plan for Class Z shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(m)(4)
Distribution and Shareholder Servicing Plan for Class S shares is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on October 30, 2017.

(n)(1)
Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(n)(2)	Amended Schedule A dated February 22, 2021 to the Amended and Restated Rule 18f-3 Multiple Class Plan is filed herewith.

(o)	Not Applicable.

(p)(1)
Code of Ethics for Registrant, Touchstone Advisors Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(p)(2)
Code of Ethics for Sands Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(p)(3)
Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2020.

(p)(4)
Code of Ethics for LMCG Investment, LLC is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(p)(5)
Code of Ethics for EARNEST Partners LLC is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(p)(6)
Code of Ethics for The London Company of Virginia is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(p)(7)
Code of Ethics for TOBAM S.A.S. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 18, 2018.

(p)(8)
Code of Ethics for Ares Capital Management II, LLC with respect to the Touchstone Credit Opportunities II Fund is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on March 14, 2019.

(p)(9)
Code of Ethics for Rockefeller & Co. is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(q)
Power of Attorney is herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

Item 29. Persons Controlled by or Under Common Control with the Registrant

None.

Item 30. Indemnification

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the

Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser

TOUCHSTONE ADVISORS, INC. (the “Advisor”) is a registered investment advisor that provides investment advisory services to the Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust (the “Touchstone Fund Complex”).

The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)Jill T. McGruder - Director - Touchstone Advisors, Inc.

(a)President and Chief Executive Officer - IFS Financial Services, Inc.

(b)President and Chief Executive Officer - Integrity Life Insurance Co.

(c)President and Chief Executive Officer - National Integrity Life Insurance Co.

(d)Director, President and Chief Executive Officer - Cincinnati Analysts, Inc.

(e)Chief Executive Officer - Insurance Profillment Solutions, LLC

(f)Senior Vice President, Chief Marketing Officer - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company*

(g)Senior Vice President - W&S Brokerage Services, Inc*

(h)Director - Western & Southern Financial Group*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2)Donald J. Wuebbling - Director - Touchstone Advisors, Inc.

(a)Director - Touchstone Securities, Inc., Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company.* Eagle Realty Investments, Inc.*, Cincinnati Analysts, Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* Eagle Realty Group, LLC*, Eagle Realty Capital Partners, LLC, IFS Financial Services, Inc., Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Life Insurance Company*

(3)Jay V. Johnson - Vice President, Corporate Finance and Treasurer - Touchstone Advisors, Inc.

(a)Vice President, Corporate Finance and Treasurer - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company.*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Gerber Life Insurance Company, Western & Southern Agency, Inc., W&S Brokerage Services, Inc.

(4)Terrie A. Wiedenheft - Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.

(a)Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.

(b)Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.* and Touchstone Securities, Inc.

(c)Chief Financial Officer - Cincinnati Analysts, Inc.

(d)Senior Vice President - Fort Washington Investment Advisors, Inc.

(e)Vice President, Commission Accounting and Finance - Integrity Life Insurance Company, National Integrity Life Insurance Company

(f)Treasurer and Controller - Touchstone Fund Complex

(5)James N. Clark - Director - Touchstone Advisors, Inc.

(a)Vice President, Director and Secretary - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company*

(b)Director - Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., The Lafayette Life Insurance Company*, Eagle Realty Capital Partners, LLC

(6)Sarah S. Herron - Secretary - Touchstone Advisors, Inc.

(a)Secretary - Touchstone Securities, Inc.

(b)Corporate Secretary - W&S Brokerage Services, Inc.*

(c)Senior Counsel - Securities - Western & Southern Financial Group, Inc.*

(7)Timothy S. Stearns - Chief Compliance Officer - Touchstone Advisors, Inc., Touchstone Securities, Inc., Touchstone Fund Complex, IFS Financial Services, Inc., W&S Brokerage Services, Inc.

(8)Timothy D. Paulin - Senior Vice President, Investment Research and Product Management - Touchstone Advisors, Inc.

a.Vice President - Touchstone Fund Complex

(9) Jonathan D. Niemeyer - Director, Touchstone Advisors, Inc.

(a)Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation
(b)Sr. Vice President, Chief Administrative Officer & General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company
(c)Director, Insurance Profillment Solutions, LLC
(d)Board Member, Association of Life Insurance Counsel

(10) E. Blake Moore, Jr. - Chief Executive Officer, Touchstone Advisors, Inc.

(a) Chief Executive Officer of Touchstone Securities, Inc.

(b) Senior Vice President of Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, The Western & Southern Life Insurance Company

(c) President - Touchstone Fund Complex

Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) is the sub-advisor for the Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Active Bond Fund and Touchstone High Yield Fund. The principal address of Fort

Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. Fort Washington is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Except as stated below, no director, officer or partner of Fort Washington has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1) Maribeth S. Rahe, President, Chief Executive Officer & Director
(a)Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Williams College of Business, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Sisters of Notre Dame de Namur; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club; Board of Directors, Greater Cincinnati Foundation; Executive Cabinet Member, Cincinnati Women’s Executive Forum; Advisory Board Member, Cintrifuse; New Leadership Advisory Council, University of Cincinnati Health Women’s Center; President, Women’s Capital Club; Board of Governors, Cincinnati Country Club
(b)President & CEO of Tristate Ventures, LLC*
(c)President, Buckeye Venture Partners, LLC
(d)President, W&S Investment Holdings, LLC
(e)Director, Eagle Realty Group, Eagle Realty Investments
(f)Director, Chairman of the Board - Cincinnati Analysts, Inc.
(g)President & CEO of Fort Washington Capital Partners, LLC

(2) Nicholas P. Sargen, Senior Economic Advisor
(a)Senior Vice President, Chief Economist, and Senior Investment Advisor, The Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company, The Lafayette Life Insurance Company
(b)Chief Investment Officer
(a)Tristate Ventures, LLC*
(b)Buckeye Venture Partners, LLC
(c)Fort Washington Capital Partners, LLC
(d)W&S Investment Holdings, LLC
(e)Board of Trustees & Treasurer, Good Samaritan Hospital Foundation
(f)Advisory Board, Xavier Department of Economics
(g)Chairman, Investment Committee - Christ Church Cathedral

(3) John F. Barrett, Chairman and Director
(a)Chairman of Board & CEO, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company
(b)Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company; Lafayette Life Insurance Company
(c)Director, Eagle Realty Group, Eagle Realty Investments, Eagle Realty Capital Partners, LLC
(d)Director, Chairman, President & CEO, WestAd, Inc.
(e)President & Trustee, Western & Southern Financial Fund
(f)Board Member, Convergys Corp, Cintas Corporation
(g)Director, American Council of Life Insurers; Director, Financial Services Roundtable; Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation; Board of Governors, Cincinnati USA Partnership for Economic Development; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission

(4) Brendan M. White, Senior Vice President, Co-Chief Investment Officer, Director
(a)Senior Vice President, Co-Chief Investment Officer, Buckeye Venture Partners, LLC, Columbus Life Insurance Company, Fort Washington Capital Partners, LLC, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Western & Southern Investment Holdings, LLC

(5) Roger M. Lanham, Senior Vice President, Co-Chief Investment Officer, Director
(a)Senior Vice President, Co-Chief Investment Officer, Buckeye Venture Partners, LLC, Columbus Life Insurance Company, Fort Washington Capital Partners, LLC, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Western & Southern Investment Holdings, LLC,

(6) Timothy J. Policinski, Managing Director & Sr. Portfolio Manager
(7) Michele Hawkins, Chief Compliance Officer & Managing Director
(a)Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(8) Stephen A. Baker, Managing Director & Deputy Head of Private Equity
(a)Board of Trustees, CH Mack, Inc.
(b)Vice President, Buckeye Venture Partners, LLC
(c)Manager, Peppertree Partners, LLC

(9) Thomas L. Finn, Vice President & Sr. Portfolio Manager
(a)Board Member, Cincinnati Foundation for the Aged, Beechwood Foundation.
(b)Investment Committee, YMCA

(10) John J. Goetz, Vice President & Sr. Portfolio Manager
(a)Investment Company Institute - MMFunds Advisory Committee

(11) Charles A. Ulbricht, Vice President & Sr. Portfolio Manager
(b)AVP Investments, Lafayette Life Foundation

(12) Scott D. Weston, Managing Director & Sr. Portfolio Manager
(a)Financial Advisory Board & Foundation Board Member, Mariemont School District

(13) Martin W. Flesher, Vice President
(14) Gerald J. Ulland, Vice President & Chief Financial Officer
(15) Jonathan D. Niemeyer, Sr. Vice President, Chief Administrative Officer & General Counsel
(a)Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation
(b)Sr. Vice President, Chief Administrative Officer & General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company
(c)Director, Insurance Profillment Solutions, LLC
(d)Board Member, Association of Life Insurance Counsel

(16) James E. Wilhelm, Managing Director & Head of Public Equity
(a)Board Member, Xavier Student Investment Fund

(17) Donald J. Wuebbling, Director
(a)Secretary & Counsel, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Co., Columbus Life Insurance Company, Lafayette Life Insurance Company
(b)Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Eagle Realty Capital Partners, LLC, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc., Western & Southern Agency, Inc.

(18) William G. Creviston, Vice President & Sr. Portfolio Manager
(19) Douglas E. Kelsey, Vice President & Sr. Portfolio Manager
(20) Jeremiah R. Moore, Vice President & Deputy Head of Wealth Management
(21) Barry D. Pavlo, Vice President
(22) Eric J. Walzer, Vice President, Investment Operations
(23) Timothy J. Jossart, Vice President, Portfolio Manager & Senior Credit Analyst
(24) Daniel J. Carter, Vice President & Sr. Portfolio Manager
(25) Kevin M. Bass,Vice President & Senior Equity Research Manager
(26) Bernard M. Casey, Assistant Vice President, Senior Credit Analyst & Portfolio Manager
(27) Joe Don Cole, Vice President, Business Development Officer
(28) Michael R. Maeder, Managing Director & Deputy Head of Private Equity
(29) Kenneth J. Ryan, Vice President & Institutional Relationship Management
(30) David W. Walters, Vice President, Portfolio Manager, &Asset & Liability Management
(31) H. Chris Zehetmaier, Assistant Vice President, Marketing
(32) Timothy D. Speed, Assistant Treasurer
(33) Casey A. Basil, Assistant Vice President, Senior Credit Analyst
(34) Jay Johnson, Corporate Finance, Treasurer
(35) John Musgrove, Assistant Vice President, Assistant Treasurer
(36) David T. Henderson, Senior Vice President, Chief Risk Officer
(37) Garrick T. Bauer, Vice President, Portfolio Manager, Senior Credit Analyst
(38) John A. Wieging, Assistant Vice President, Senior Analyst
(39) Kate C. Brown, Vice President, Senior Wealth Planner
(40) Sunit Gogia, Assistant Vice President, Portfolio Manager, Senior Equity Research Manager
(41) David McColl, Vice President, Senior Portfolio Manager
(42) Jeffrey L. Stainton, Secretary
(43) Matthew A. Bell, Assistant Vice President, Portfolio Manager
(44) Amy W. Eddy, Assistant Vice President, Senior Credit Analyst
(45) Paul A. Tomich, Assistant Vice President, Senior Portfolio Manager
(46) Andrea M. Newton, Assistant Vice President, Private Equity Finance

(47) Donald J. Osborne, Assistant Vice President, Senior Credit Analyst

Sands Capital Management, LLC

Sands Capital Management, LLC (“Sands Capital”) is the sub-advisor for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1000 Wilson Blvd., Suite 3000, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. The directors, officers and/or partners of Sands Capital have been engaged in the capacities lsted below with other companies within the last two fiscal years:

Name and Position with Company	Other Company	Position with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member
Jonathan Goodman General Counsel	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel and Chief Compliance Officer
Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 3000 Arlington, VA 22209	Provides client relations service

LMCG Investments, LLC

LMCG Investments, LLC (“LMCG”) is the sub-advisor for the Touchstone Mid Cap Value Fund and Touchstone Small Cap Value Fund. The principal business address of LMCG is One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts, 02108. LMCG is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY

Lee P. Munder, Board Member	Rednum Family Investments, LP	Managing Partner

William J. Freeman, Board Member	City National Bank	Senior Vice President, Wealth Management

	Convergent Capital Management LLC	Chief Operating Officer , Board Member

	Convergent Wealth Advisors	Board Member

	City National Securities Inc.	Board Member

	City National Rochdale, LLC	Board Member

	Mid Continent Capital	Board Member

Christopher J. Carey, Board Member	City National Bank	Executive Vice President and Chief Financial Officer

EARNEST Partners, LLC

EARNEST Partners, LLC (“EARNEST Partners”) is the sub-advisor for the Touchstone Impact Bond Fund. The principal business address of EARNEST Partners is 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309. EARNEST Partners is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Paul E. Viera	Westchester Limited, LLC	Manager
CEO & Manager	GREYBULL Partners LLC	CEO & Manager
	Maple Capital Partners, LLC	CEO & Manager
	Take-Two Interactive Software, Inc.	Director
	Direct Scripts LLC	Member of the Board of Managers
Malin M. Eriksson	GREYBULL Partners LLC	COO
COO	Maple Capital Partners, LLC	CCO
	Credo Capital	Co‐founder and Chief Investment Officer
	Klarna USA	Interim CEO
	WebBank	Board member
	Ingenico ePayments	Board member
	Hoist Finance	Board member and Head of Investment Committee

James M. Wilson	GREYBULL Partners LLC	CCO & Secretary
CCO & Secretary	Maple Capital Partners, LLC	CCO & Secretary

Carsten J. Fiege	GREYBULL Partners LLC	General Counsel
General Counsel	Maple Capital Partners, LLC	General Counsel

The London Company of Virginia d/b/a The London Company

London Company of Virginia d/b/a The London Company (“The London Company”) is a registered advisor providing sub-advisory services to the Touchstone Small Cap Fund and the Touchstone Mid Cap Fund. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of The London Company has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

TOBAM S.A.S.

TOBAM S.A.S. (“TOBAM”) is an SEC-registered investment adviser providing sub-advisory services to Touchstone Anti-Benchmark International Core Equity Fund and Touchstone Anti-Benchmark US Core Equity Fund. The address is 49-53 Avenue des Champs Elysées, Paris, France. No director, officer or partner of TOBAM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Ares Capital Management II, LLC

Ares Capital Management II, LLC (“Ares”) is a registered investment advisor providing sub-advisory services to the Touchstone Credit Opportunities II Fund.  The address of Ares is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. No director, officer or partner of Ares has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Rockefeller & Co., LLC

Rockefeller & Co., LLC (“Rockefeller”) is a registered investment advisor providing sub-advisory services to the Touchstone International ESG Equity Fund. The address of Rockefeller is 45 Rockefeller Plaza, Fifth Floor, New York, New York 10111.

Officers and employees of Rockefeller and its affiliates may serve as non-executive directors of for-profit businesses, including financial services companies that provide services to Rockefeller and/or to clients of Rockefeller. Rockefeller has adopted procedures and practices in seeking to mitigate conflicts of interests that may result from such outside business affiliations. No director, officer or partner of Rockefeller has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Item 32.        Principal Underwriters
(a) Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

(b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
E. Blake Moore, Jr.	Chief Executive Officer	President
Jill T. McGruder	Director	Trustee
James N. Clark*	Director	None
Jonathan D. Niemeyer*	Director	None
Donald J. Wuebbling*	Director	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Amy Fisher	Vice President	None
Timothy J. Costanza	Vice President	None
Jay V. Johnson*	Vice President	None
Sharon L. Karp	Vice President	None
Timothy S. Stearns	Vice President, Interim Chief Compliance Officer	Chief Compliance Officer
Sarah Sparks Herron*	Secretary	None
Lindsay M. Connelly*	Assistant Vice President, Assistant Treasurer	None
John S. Musgrove*	Assistant Vice President, Assistant Treasurer	None

(c)     None.

Item 33.       Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

(b)With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator:

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.
201 Washington Street
Boston, MA 02108

(c)With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor and sub-advisors:

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

Sands Capital Management, LLC
1000 Wilson Blvd, Suite 3000
Arlington, VA 22209

Fort Washington Investment Advisors, Inc.
303 Broadway, Suite 1200
Cincinnati, OH 45202

LMCG Investments, LLC
One Boston Place,
201 Washington Street, 29th Floor
Boston, MA 02108

EARNEST Partners, LLC
1180 Peachtree Street, Suite 2300
Atlanta, GA 30309

The London Company
1800 Bayberry Court, Suite 301
Richmond, VA 23226

TOBAM S.A.S.
49-53 Avenue des Champs Elysées,
Paris, France

Ares Capital Management II, LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Rockefeller & Co., LLC
45 Rockefeller Plaza, Fifth Floor
New York, New York 10111

Item 34.       Management Services Not Discussed in Part A or Part B

None.

Item 35.       Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (“PEA”) No. 124 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this PEA No. 124 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on February 22, 2021.

TOUCHSTONE FUNDS GROUP TRUST

By:	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

	*	Trustee	February 22, 2021
Karen Carnahan

	*	Trustee	February 22, 2021
William C. Gale

	*	Trustee	February 22, 2021
Susan J. Hickenlooper

	*	Trustee	February 22, 2021
Kevin A. Robie

	*	Trustee	February 22, 2021
William H. Zimmer III

	*	Trustee	February 22, 2021
Jill T. McGruder

	/s/ E. Blake Moore, Jr.	President	February 22, 2021
E. Blake Moore Jr.

	/s/ Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	February 22, 2021
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft		February 22, 2021
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney filed with PEA No. 122)

Exhibit Index

(j)	Consent of independent public accounting firm
(n)(2)	Amended Schedule A dated February 22, 2021 to the Amended and Restated Rule 18f-3 Multiple Class Plan